Employee Benefits - Weighted Average Assumptions Used to Determine Net Periodic Benefit Cost (Details)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Defined Benefit Plan Disclosure [Line Items]
Cash balance interest crediting rate	3.71%	3.04%	3.36%
Rate of compensation increase	3.52%	3.72%	4.13%
Pension Plans
Defined Benefit Plan Disclosure [Line Items]
Discount rate	5.77%	5.12%	5.55%
Expected return on plan assets	7.00%	7.00%	6.75%